UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 21, 2017
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 21, 2017, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kennedy-Wilson Holdings, Inc. (the “Company”) approved the grant of performance-based restricted shares of Company common stock subject to vesting based on the Company’s total shareholder return (the “TSR restricted shares”), performance-based restricted shares of Company common stock subject to vesting based on the Company’s return on equity (the “ROE restricted shares”), and time-based restricted shares of Company common stock (the “time-based restricted shares”) (collectively, the “awards”), under the Company’s Second Amended and Restated 2009 Equity Participation Plan (the “Plan”) to each of the Company’s named executive officers (the “executives”). The following is a brief description of the material terms and conditions of the awards.
TSR Restricted Shares
General. Pursuant to the TSR restricted share awards, each executive is eligible to vest in a number of restricted shares ranging from 0% to 100% of the total number of TSR restricted shares granted, based on the Company’s total shareholder return during the three-year performance period commencing January 1, 2018 and ending December 31, 2020 relative to the total shareholder return of the MSCI World Real Estate Index (the “MSCI Index Relative Performance”), subject to the executive’s continued employment with the Company and its affiliates through the TSR vesting date (as defined below).
Vesting. Up to 100% of the TSR restricted shares will be eligible to vest based on the MSCI Index Relative Performance during the performance period, with the actual number of TSR restricted shares that vest and cease to be subject to restrictions with respect to the performance period determined by multiplying (i) the total number of TSR restricted shares subject to the award by (ii) the applicable vesting percentage, as set forth below:

	MSCI Index Relative Performance	Vesting Percentage
	Less than -1,200 basis points	0%
Threshold Level	-1,200 basis points	33.3%
Target Level	0 basis points	66.7%
Maximum Level	1,200 basis points or greater	100%

In the event that the MSCI Index Relative Performance for the performance period falls between the levels specified above, the percentage of TSR restricted shares that vest will be determined using straight line linear interpolation between such levels.

Following the completion of the performance period, the Compensation Committee will determine the MSCI Index Relative Performance and the number of TSR restricted shares that have become vested with respect to such performance period (the date of such determination by the Compensation Committee, the “TSR vesting date”). Any TSR restricted shares that have not become vested as of the TSR vesting date will be forfeited without consideration therefor and the executive will have no further right or interest in or with respect to such TSR restricted shares.

Dividends. Any dividends declared on the Company’s common stock with respect to the TSR restricted shares will not be paid to the executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying restricted shares vest.
Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested TSR restricted shares will remain outstanding and eligible to vest on the TSR vesting date based on the MSCI Index Relative Performance for the performance period (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such TSR vesting date).
Except as otherwise described above or as otherwise provided in a written agreement between the executive and the Company, any TSR restricted shares that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted shares.
Change of Control. In the event of a change of control of the Company, all then-unvested TSR restricted shares (calculated assuming the MSCI Index Relative Performance for the performance period is attained at target level) will vest in full as of the date of the change in control, subject to the executive’s continued employed until at least immediately prior to the change of control.
Awards. The following amounts represent the number of TSR restricted shares that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 85,000 shares; Mary Ricks – 50,000 shares; Justin Enbody – 22,500 shares; Kent Mouton – 22,500 shares; and Matt Windisch – 30,000 shares. At “maximum level” performance, the executives would vest with respect to the following number of TSR restricted shares (which represents the number of shares granted): William J. McMorrow – 127,500 shares; Mary Ricks – 75,000 shares; Justin Enbody – 33,750 shares; Kent Mouton – 33,750 shares; and Matt Windisch – 45,000 shares.
The foregoing summary is qualified in its entirety by reference to the full text of the Total Shareholder Return Performance-Based Employee Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
ROE Restricted Shares
General. Pursuant to the ROE restricted share awards, each executive is eligible to vest in a number of restricted shares ranging from 0% to 100% of the total ROE restricted shares granted, based on the Company’s “return on equity” (as defined in the applicable award agreement) during the three-year performance period commencing January 1, 2018 and ending December 31, 2020 (the “performance period”).
Vesting. Up to one-third of the total ROE restricted shares will be eligible to vest with respect to each Company fiscal year of the performance period (each, a “performance year”) to the extent that the Company satisfies the return on equity goals described below for such performance year, subject to the executive’s continued employment with the Company and its affiliates through the applicable ROE vesting date (as defined below), with the actual number of ROE restricted shares that vest and cease to be subject to restrictions with respect to any performance year determined by multiplying (i) one-third of the total ROE restricted shares subject to the award by (ii) the applicable “vesting percentage,” as set forth below:

	Return on Equity	Vesting Percentage
	Less than 7.5%	0%
Threshold Level	7.5%	33.3%
Target Level	10%	66.7%
Maximum Level	12.5% or greater	100%

In the event that the Company’s return on equity for any performance year falls between the levels specified above, the percentage of ROE restricted shares that vest with respect to such performance year will be determined using straight line linear interpolation between such levels.

Following the completion of each performance year, the Compensation Committee will determine the extent to which the Company’s return on equity goals were satisfied and the number of ROE restricted shares that have become vested with respect to such performance year (the date of any such determination by the Compensation Committee, the “ROE vesting date”). To the extent that the vesting requirements described above are not satisfied with respect to any performance year, the ROE restricted shares subject to vesting with respect to such performance year will be forfeited as of the applicable ROE vesting date without consideration therefor and the executive will have no further right or interest in or with respect to such ROE restricted shares.

Dividends. Any dividends declared on the Company’s common stock with respect to the ROE restricted shares will not be paid to the executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying restricted shares vest.

No-Sale Period; Transferability. The ROE restricted shares generally will not be transferable unless and until such shares vest. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested ROE restricted shares prior to the earlier to occur of (i) the third anniversary of the date on which such shares vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted shares, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).
Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or total and permanent disability, any then-unvested ROE restricted shares will remain outstanding and eligible to vest on each subsequent ROE vesting date to the extent that the Company satisfies the return on equity goals described above for the applicable performance year (without regard to the requirement that the executive continue in employment with the Company and/or its affiliates through such ROE vesting date).
Except as described above or as otherwise provided in a written agreement between the executive and the Company, any ROE restricted shares that have not vested as of the date on which the applicable executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted shares.
Change of Control. In the event of a change of control of the Company, all then-unvested ROE restricted shares (calculated assuming the Company’s return on equity for each remaining performance year of the performance period is attained at target level) will vest in full as of the date of the change of control, subject to the executive’s continued employed until at least immediately prior to the change of control.
Awards. The following amounts represent the number of ROE restricted shares that would vest at “target level” for each of the awards granted to the executives: William J. McMorrow – 85,000 shares; Mary Ricks – 50,000 shares; Justin Enbody – 22,500 shares; Kent Mouton – 22,500 shares; and Matt Windisch – 30,000 shares. At “maximum level” performance, the executives would vest with respect to the following number of ROE restricted shares (which represents the number of shares granted): William J. McMorrow – 127,500 shares; Mary Ricks – 75,000 shares; Justin Enbody – 33,750 shares; Kent Mouton – 33,750 shares; and Matt Windisch – 45,000 shares.
The foregoing summary is qualified in its entirety by reference to the full text of the Return on Equity Performance-Based Employee Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.
Time-Based Restricted Shares
General. Pursuant to the time-based restricted share awards, each executive is eligible to vest in a number of restricted shares based on the executive’s continued service.
Vesting. One-third of the time-based restricted shares will vest on each of the first three anniversaries of November 21, 2017, subject to the executive’s continued employment with the Company and its affiliates through the applicable vesting date.
Dividends. Any dividends declared on the Company’s common stock with respect to the time-based restricted shares will not be paid to the executive on a current basis, but will instead accumulate and be paid to the executive in a lump sum on the date (if any), and only to the extent, that the underlying restricted shares vest.
No-Sale Period; Transferability. The time-based restricted shares generally will not be transferable unless and until such shares vest. In addition, notwithstanding the foregoing, the applicable executive may not, without the consent of the Compensation Committee (which may be withheld in its sole discretion), transfer, sell or otherwise dispose of any vested time-based restricted shares prior to the earlier to occur of (i) the third anniversary of the date on which such shares vest, or (ii) the occurrence of a change of control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the restricted shares, or any transfer following the termination of the executive’s employment with the Company and its affiliates (including by will or pursuant to the laws of descent and distribution).

Certain Terminations of Employment. If the applicable executive’s employment terminates due to the executive’s death or “total and permanent disability” (as defined in the Plan), any then-unvested time-based restricted shares will become fully vested as of the date of such death or disability.
Except as described above or as otherwise provided in a written agreement between the executive and the Company, any time-based restricted shares that have not vested as of the date on which the executive’s employment terminates for any reason will be cancelled and forfeited by the executive without consideration therefor, and the executive will have no further right or interest in or with respect such restricted shares.
Change of Control. In the event of a change of control of the Company (as defined in the Plan), all then-unvested time-based restricted shares will vest in full as of the date of the change of control, subject to the executive’s continued employed with the Company and its affiliates until at least immediately prior to the change of control.
Awards. The executives were awarded the following number of time-based restricted shares: William J. McMorrow – 85,000 shares; Mary Ricks – 50,000 shares; Justin Enbody – 22,500 shares; Kent Mouton – 22,500 shares; and Matt Windisch – 30,000 shares.
The foregoing summary is qualified in its entirety by reference to the full text of the Time-Based Employee Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits
10.1 Form of Total Shareholder Return Performance-Based Employee Restricted Stock Award Agreement.
10.2 Form of Return on Equity Performance-Based Employee Restricted Stock Award Agreement.
10.3 Form of Time-Based Employee Restricted Stock Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2017	Kennedy-Wilson Holdings, Inc. By: /S/ JUSTIN ENBODY Justin Enbody Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Total Shareholder Return Performance-Based Employee Restricted Stock Award Agreement.
10.2	Form of Return on Equity Performance-Based Employee Restricted Stock Award Agreement.
10.3	Form of Time-Based Employee Restricted Stock Award Agreement.